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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         February 27, 2000

                            ICG COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    1-11965                  84-1342022
 (State or other Jurisdiction   (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                    Identification No.)



                            161 Inverness Drive West
                            Englewood, Colorado 80112

                        (Address of principal executive
                          offices including Zip Code)

                            ICG HOLDINGS (CANADA) CO.
             (Exact name of registrant as specified in its charter)

          Canada                     1-11052                Not Applicable
 (State or other Jurisdiction (Commission File Number)      (IRS Employer
    of Incorporation)                                    Identification No.)

                            161 Inverness Drive West
                            Englewood, Colorado 80112

                        (Address of principal executive
                          offices including Zip Code)


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                               ICG HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

         Colorado                    33-96540                 84-1158866
(State or other Jurisdiction                                (IRS Employer
   of Incorporation)          (Commission File Number)     Identification No.)

                            161 Inverness Drive West
                            Englewood, Colorado 80112

                        (Address of principal executive
                          offices including Zip Code)

                                ICG FUNDING, LLC

               (Exact name of registrant as specified in charter)

         Delaware                   333-40495                 84-1434980
 (State or other Jurisdiction                               (IRS Employer
     of Incorporation)        (Commission File Number)     Identification No.)

                            161 Inverness Drive West
                            Englewood, Colorado 80112

                        (Address of principal executive
                          offices including Zip Code)

                        (888) 424-1144 and (303) 414-5000

                        (Registrant's telephone number,
                              including area code)

                                       N.A.
               -----------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

            On February 27, 2000, ICG Communications, Inc. (the "Company") entered into a Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement") with HMTF Bridge ICG, LLC ("HMTF"), Liberty Media Corporation ("Liberty") and Gleacher/ICG Investors LLC ("Gleacher") to sell an aggregate of 750,000 shares of the Company's newly issued 8% Series A Convertible Preferred Stock due 2015, $0.01 par value (the "Preferred Stock"), and warrants (the "Warrants") to purchase an aggregate of 10,000,000 shares of the Company's common stock, $0.01 par value (the "Common Stock"). Pursuant to the Purchase Agreement, the Company will issue (i) 230,000 shares of the Preferred Stock and warrants for the purchase of an aggregate of 3,066,667 shares of Common Stock to HMTF in exchange for $230 million; (ii) 500,000 shares of the Preferred Stock and warrants for the purchase of an aggregate of 6,666,667 shares of Common Stock to Liberty in exchange for $500 million; and (iii) and 20,000 shares of the Preferred Stock and warrants for the purchase of an aggregate of 266,666 shares of Common Stock to Gleacher in exchange for $20 million. The Company anticipates that the transaction will close within 60 days, subject to customary closing conditions.

            Dividends on the Preferred Stock will accrete and cumulate quarterly from the date of issuance at an annual rate of 8% of the then effective liquidation preference. Dividends will be computed on the basis of a 360-day year of twelve 30-day months and will be payable quarterly; however, until the fifth anniversary of the issuance of the Preferred Stock, dividends will be added cumulatively and remain part of the liquidation preference. After such date, dividends may be paid in cash. Dividends not declared and paid in cash will accrue and be added to the liquidation preference. The Preferred Stock will rank on a parity with the Preferred Stock Mandatorily Redeemable 2009 of the Company. Each share of Preferred Stock is convertible, at a conversion price of $28.00 per share (subject to certain adjustments in the event of specified changes in the Company's capital structure), at any time and at the holder's option, based upon the then-effective liquidation preference, into shares of the Company's Common Stock.

            The Preferred Stock will have an initial preference equal to the sum of $1,000 per share. Upon liquidation, holders of the Preferred Stock will be entitled to receive the greater of (i) the liquidation preference plus an amount equal to all accrued and unpaid dividends or (ii) the amount which the Preferred Stock would receive on an as converted basis. The issuance of the Preferred Stock is not being registered under the Securities Act of 1933, as amended, and such Preferred Stock is being issued in a private placement pursuant to an exemption therefrom.

            The Warrants are exercisable for shares of the Company's Common Stock at an exercise price of $34.00 per share (subject to certain adjustments in the event of specified changes in the Company's capital structure). The Warrants expire on the fifth anniversary of the issuance of the Warrants.

            The holders of the Preferred Stock and Warrants have been granted registration rights for the shares of Common Stock issuable upon conversion of the Preferred Stock and upon exercise of the Warrants, respectively.


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            On February 28, 2000, ICG Tevis, Inc. ("ICG Tevis"), a wholly-owned subsidiary of the Company, entered into a Share Exchange Agreement (the "Share Exchange Agreement") with Quadrangle Investments, Inc., a wholly owned subsidiary of Teligent, Inc. ("Teligent"), pursuant to which ICG Tevis will receive 1,000,000 shares of Class A Common Stock of Teligent in exchange for 2,996,076 shares of the Company's Common Stock, subject to customary closing conditions. In connection therewith, the Company entered into a Registration Rights Agreement with Quadrangle pursuant to which the Company granted Quadrangle registration rights with respect to the shares of the Company's Common Stock to be issued pursuant to the Share Exchange Agreement, and Teligent entered into a Registration Rights Agreement with ICG Tevis pursuant to which Teligent granted ICG Tevis registration rights with respect to the shares of Teligent's common stock to be issued pursuant to the Share Exchange Agreement.

            Copies of the documents and exhibits thereto relating to the foregoing are attached as Exhibits to this Form 8-K, each of which is incorporated herein by reference.


Item 7.   Exhibits

      (c) Exhibits

           10.1 Preferred Stock and Warrant Purchase Agreement, dated as of February 27, 2000, by and between ICG Communications, Inc., HMTF Bridge ICG, LLC, Liberty Media Corporation, and Gleacher/ICG Investors LLC, and Exhibits thereto.

           10.2 Share Exchange Agreement, dated as of February 28, 2000, between Quadrangle Investments, Inc. and ICG Tevis, Inc.

           10.3 Registration Rights Agreement, dated as of February 28, 2000, by and among Teligent, Inc. and ICG Tevis, Inc.

           10.4 Registration Rights Agreement, dated as of February 28, 2000, by and among ICG Communications, Inc. and Quadrangle Investments, Inc.

           99.1       Press Release dated February 28, 2000.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated  March 7, 2000                         ICG COMMUNICATIONS, INC.

                                              By:  /s/ H. Don Teague
                                                   -----------------------------
                                                    H. Don Teague
                                                    Executive Vice President,
                                                    General Counsel and
                                                    Secretary


                                              ICG HOLDINGS (CANADA) CO.

                                              By:  /s/ H. Don Teague
                                                   -----------------------------
                                                    H. Don Teague
                                                    Executive Vice President,
                                                    General Counsel and
                                                    Secretary


                                              ICG HOLDINGS, INC.

                                              By:  /s/ H. Don Teague
                                                   -----------------------------
                                                    H. Don Teague
                                                    Executive Vice President,
                                                    General Counsel and
                                                    Secretary


                                              ICG FUNDING, LLC

                                              By:  /s/ H. Don Teague
                                                   -----------------------------
                                                    H. Don Teague
                                                    Executive Vice President,
                                                    General Counsel and
                                                    Secretary




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                                  EXHIBIT INDEX

  Exhibit No.                        Description
  -----------                        -----------
      10.1 Preferred Stock and Warrant Purchase Agreement, dated as of February 27, 2000, by and among ICG Communications, Inc., HMTF Bridge ICG, LLC, Liberty Media Corporation, and Gleacher/ICG Investors LLC, and Exhibits thereto

      10.2 Share Exchange Agreement, dated as of February 28, 2000, between Quadrangle Investments, Inc. and ICG Tevis, Inc.

      10.3 Registration Rights Agreement, dated as of February 28, 2000, by and among Teligent, Inc. and ICG Tevis, Inc.

      10.4 Registration Rights Agreement, dated as of February 28, 2000, by and among ICG Communications, Inc. and Quadrangle Investments, Inc.

      99.1       Press Release dated February 28, 2000